Exhibit 99.1

FOR IMMEDIATE RELEASE
SouthState Corporation Reports First Quarter 2021 Results	Media Contact
Declares Quarterly Cash Dividend	Jackie Smith, 803.231.3486

WINTER HAVEN, FL – April 28, 2021 – SouthState Corporation (NASDAQ: SSB) today released its unaudited results of operations and other financial information for the three-month period ended March 31, 2021.

The Company reported consolidated net income of $2.06 per diluted common share for the three months ended March 31, 2021, compared to $1.21 per diluted common share for the three months ended December 31, 2020, and compared to $0.71 per diluted common share one year ago.

Adjusted net income (non-GAAP) totaled $2.17 per diluted share for the three months ended March 31, 2021, compared to $1.44 per diluted share, in the fourth quarter of 2020, and compared to $0.82 per diluted share one year ago. Adjusted net income in the first quarter of 2021 excludes $7.8 million of merger-related and branch closure costs (after-tax). In the fourth quarter of 2020, adjusted net income excluded $16.3 million of merger-related and branch closure costs (after-tax), $31.8 million in swap termination expense (after-tax), and $31.5 million of income tax benefit related to the ability to carryback tax losses under the CARES Act.

Highlights of the first quarter of 2021 include:

Returns

•	Reported & adjusted diluted Earnings per Share (“EPS”) of $2.06 and $2.17 (Non-GAAP), respectively
•	Recorded a negative provision for credit losses of $58.4 million compared to $18.2 million in provision expense in the prior quarter
•	Reported & adjusted Return on Average Tangible Common Equity of 21.2% (Non-GAAP) and 22.2% (Non-GAAP), respectively
•	Pre-Provision Net Revenue (“PPNR”) of $140 million, or 1.48% PPNR ROAA (Non-GAAP)
•	Book value per share of $66.42 increased by $0.93 per share compared to the prior quarter
•	Tangible book value (“TBV”) per share of $42.02 (Non-GAAP), up $4.01, or 10.5% from the year ago figure

Performance

•	Net interest margin (“NIM”, tax equivalent) of 3.12%, down 2 basis points from prior quarter
•	Recognized $10.4 million in loan accretion compared to $12.7 million in the prior quarter
•	Recognized $20.4 million in PPP net deferred loan fee income compared to $16.6 million in the prior quarter
•	Total deposit cost of 0.15% down 2 basis points from prior quarter
•	Noninterest income of $96.3 million, 1.02% of assets

Balance Sheet / Credit

•	Total deposits increased $1.7 billion with core deposit growth totaling $2.0 billion, or 30.3% annualized; 33.3% of deposits are noninterest-bearing
•

Loans, excluding PPP loans, decreased $185.0 million, or 3.3% annualized, centered in $131.1 million decline in consumer real estate loans and home equity lines of credit; C&I loans grew for the third consecutive quarter

•	Total PPP loans grew by $12.3 million, including the addition of $731.8 million round 2 PPP loans
•	Net loan recoveries of $21,000, or 0.00% annualized
•	Loan deferrals totaled $186.3 million, or 0.83% of the total loan portfolio, excluding PPP loans and held for sale loans as of March 31, 2021

Other Events

•	Completed Duncan-Williams, Inc. acquisition on February 1, 2021

•	Consolidated 4 branch locations in the first quarter
•	Declared a cash dividend on common stock of $0.47 per share, payable on May 21, 2021 to shareholders of record as of May 14, 2021
•

Received board and regulatory approval to redeem $25 million of subordinated debt and $38.5 million of trust preferred securities assumed from CenterState Bank Corporation (“CSFL”); Management intends to redeem by the next quarterly interest distribution date and expects to accelerate approximately $11 million of unamortized fair value discount related to the trust preferred securities

“We are pleased to begin 2021 with solid results in the first quarter”, said John C. Corbett, Chief Executive Officer. “Our longstanding focus on asset quality has benefited us through this environment, with four consecutive quarters with minimal to no net loan losses. The improvement in the economy and in economic forecasts led us to release loss reserves in the quarter, aiding our net income, though we continue to have a solid reserve position should the economic recovery falter. We are also pleased to have expanded our Correspondent division with the February 1 addition of the Duncan Williams team to the company.”

“South State’s balance sheet is strong and continues to strengthen with annualized total deposit growth of 23% for the quarter and Tangible Book Value growth of 10.5% compared to last year,” said Robert R. Hill, Jr., Executive Chairman. “This foundation, coupled with strong fee businesses, has us well-positioned for the future.”

First Quarter 2021 Financial Performance

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	March 31,
INCOME STATEMENT	2021	2020	2020	2020	2020
Interest income
Loans, including fees (1)	$259,967	$269,632	$280,825	$167,707	$133,034

Investment securities, trading securities, federal funds sold and securities purchased under agreements to resell	18,509	16,738	14,469	12,857	14,766
Total interest income	278,476	286,370	295,294	180,564	147,800
Interest expense
Deposits	11,257	13,227	15,154	12,624	14,437

Federal funds purchased, securities sold under agreements to repurchase, and other borrowings	5,221	7,596	9,792	5,383	5,350
Total interest expense	16,478	20,823	24,946	18,007	19,787
Net interest income	261,998	265,547	270,348	162,557	128,013
Provision (benefit) for credit losses	(58,420)	18,185	29,797	151,474	36,533
Net interest income after provision for credit losses	320,418	247,362	240,551	11,083	91,480
Noninterest income	96,285	97,871	114,790	54,347	44,132
Noninterest expense
Pre-tax operating expense	218,702	219,719	215,225	134,634	103,118
Merger and/or branch consolid. expense	10,009	19,836	21,662	40,279	4,129
SWAP termination expense	—	38,787	—	—	—
Federal Home Loan Bank advances prepayment fee	—	56	—	199	—
Total noninterest expense	228,711	278,398	236,887	175,112	107,247
Income before provision for income taxes	187,992	66,835	118,454	(109,682)	28,365
Income taxes (benefit) provision	41,043	(19,401)	23,233	(24,747)	4,255
Net income (loss)	$146,949	$86,236	$95,221	$(84,935)	$24,110

Adjusted net income (non-GAAP) (2)
Net income (loss) (GAAP)	$146,949	$86,236	$95,221	$(84,935)	$24,110
Securities gains, net of tax	—	(29)	(12)	—	—
Income taxes benefit - carryback tax loss	—	(31,468)	—	—	—
FHLB prepayment penalty, net of tax	—	46	—	154	—
SWAP termination expense, net of tax	—	31,784	—	—	—
Initial provision for credit losses - NonPCD loans and UFC	—	—	—	92,212	—
Merger and/or branch consolid. expense, net of tax	7,824	16,255	17,413	31,191	3,510
Adjusted net income (non-GAAP)	$154,773	$102,824	$112,622	$38,622	$27,620

Basic earnings per common share	$2.07	$1.22	$1.34	$(1.96)	$0.72
Diluted earnings per common share	$2.06	$1.21	$1.34	$(1.96)	$0.71
Adjusted net income per common share - Basic (non-GAAP) (2)	$2.18	$1.45	$1.59	$0.89	$0.82
Adjusted net income per common share - Diluted (non-GAAP) (2)	$2.17	$1.44	$1.58	$0.89	$0.82
Dividends per common share	$0.47	$0.47	$0.47	$0.47	$0.47
Basic weighted-average common shares outstanding	71,009,209	70,941,200	70,905,027	43,317,736	33,566,051
Diluted weighted-average common shares outstanding	71,484,490	71,294,864	71,075,866	43,317,736	33,804,908
Adjusted diluted weighted-average common shares outstanding*	71,484,490	71,294,864	71,075,866	43,606,333	33,804,908
Effective tax rate	21.83%	(29.03)%	19.61%	22.56%	15.00%
Adjusted effective tax rate	21.83%	18.05%	19.61%	22.56%	15.00%

*Adjusted diluted weighted average common shares was calculated with the result of adjusted net income (non-GAAP).

Performance and Capital Ratios

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2021	2020	2020	2020	2020
PERFORMANCE RATIOS
Return on average assets (annualized)	1.56%	0.90%	1.00%	(1.49)%	0.60%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.64%	1.08%	1.18%	0.68%	0.69%
Return on average equity (annualized)	12.71%	7.45%	8.31%	(11.78)%	4.15%
Adjusted return on average equity (annualized) (non-GAAP) (2)	13.39%	8.88%	9.83%	5.36%	4.75%
Return on average tangible common equity (annualized) (non-GAAP) (3)	21.16%	13.05%	14.66%	(19.71)%	8.35%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	22.24%	15.35%	17.14%	10.23%	9.45%
Efficiency ratio (tax equivalent)	61.06%	73.59%	58.91%	78.37%	60.37%
Adjusted efficiency ratio (non-GAAP) (4)	58.27%	57.52%	53.30%	59.76%	57.98%
Dividend payout ratio (5)	22.72%	38.67%	35.01%	N/A	65.70%
Book value per common share	$66.42	$65.49	$64.34	$63.35	$69.40
Tangible book value per common share (non-GAAP) (3)	$42.02	$41.16	$39.83	$38.33	$38.01

CAPITAL RATIOS
Equity-to-assets	11.9%	12.3%	12.1%	11.9%	14.0%
Tangible equity-to-tangible assets (non-GAAP) (3)	7.9%	8.1%	7.8%	7.6%	8.2%
Tier 1 leverage (6) *	8.5%	8.3%	8.1%	13.3%	9.5%
Tier 1 common equity (6) *	12.2%	11.8%	11.5%	10.7%	11.0%
Tier 1 risk-based capital (6) *	12.2%	11.8%	11.5%	10.7%	12.0%
Total risk-based capital (6) *	14.5%	14.2%	13.9%	12.9%	12.7%

OTHER DATA
Number of branches	281	285	305	305	155
Number of employees (full-time equivalent basis)	5,210	5,184	5,266	5,369	2,583

*The regulatory capital ratios presented above include the assumption of the transitional method relative to the CAREs Act in relief of COVID-19 pandemic on the economy and financial institutions in the United States. The referenced relief allows a total five-year “phase in” of the CECL impact on capital and relief over the next two years for the impact on the allowance for credit losses resulting from COVID-19.

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
BALANCE SHEET	2021	2020	2020	2020	2020
Assets
Cash and due from banks	$392,556	$363,306	$344,389	$380,661	$259,579
Federal Funds Sold and interest-earning deposits with banks	5,581,581	4,245,949	4,127,250	3,983,047	1,003,257
Cash and cash equivalents	5,974,137	4,609,255	4,471,639	4,363,708	1,262,836

Trading securities, at fair value	83,947	10,674	—	494	—
Investment securities:
Securities held-to-maturity	1,214,313	955,542	—	—	—
Securities available for sale, at fair value	3,891,490	3,330,672	3,561,929	3,137,718	1,971,195
Other investments	161,468	160,443	185,199	133,430	62,994
Total investment securities	5,267,271	4,446,657	3,747,128	3,271,148	2,034,189
Loans held for sale	352,997	290,467	456,141	603,275	71,719
Loans:
Purchased credit deteriorated	2,680,466	2,915,809	3,143,822	3,323,754	311,271
Purchased non-credit deteriorated	8,433,913	9,458,869	10,557,907	11,577,833	1,632,700
Non-acquired	13,377,086	12,289,456	11,536,086	10,597,560	9,562,919
Less allowance for credit losses	(406,460)	(457,309)	(440,159)	(434,608)	(144,785)
Loans, net	24,085,005	24,206,825	24,797,656	25,064,539	11,362,105
Other real estate owned ("OREO")	11,471	11,914	13,480	18,016	7,432
Premises and equipment, net	569,171	579,239	626,259	627,943	312,151
Bank owned life insurance	562,624	559,368	556,475	556,807	233,849
Mortgage servicing rights	54,285	43,820	34,578	25,441	26,365
Core deposit and other intangibles	153,861	162,592	171,637	170,911	46,809
Goodwill	1,579,758	1,563,942	1,566,524	1,603,383	1,002,900
Other assets	1,035,805	1,305,120	1,377,849	1,419,691	282,556
Total assets	$39,730,332	$37,789,873	$37,819,366	$37,725,356	$16,642,911

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$10,801,812	$9,711,338	$9,681,095	$9,915,700	$3,367,422
Interest-bearing	21,639,598	20,982,544	20,288,859	20,041,585	8,977,125
Total deposits	32,441,410	30,693,882	29,969,954	29,957,285	12,344,547

Federal funds purchased and securities sold under agreements to repurchase	878,581	779,666	706,723	720,479	325,723
Other borrowings	390,323	390,179	1,089,637	1,089,279	1,316,100
Reserve for unfunded commitments	35,829	43,380	43,161	21,051	8,555
Other liabilities	1,264,369	1,234,886	1,446,478	1,445,412	326,943
Total liabilities	35,010,512	33,141,993	33,255,953	33,233,506	14,321,868

Shareholders' equity:
Common stock - $2.50 par value; authorized 80,000,000 shares	177,651	177,434	177,321	177,268	83,611
Surplus	3,772,248	3,765,406	3,764,482	3,759,166	1,584,322
Retained earnings	770,952	657,451	604,564	542,677	643,345
Accumulated other comprehensive income (loss)	(1,031)	47,589	17,046	12,739	9,765
Total shareholders' equity	4,719,820	4,647,880	4,563,413	4,491,850	2,321,043
Total liabilities and shareholders' equity	$39,730,332	$37,789,873	$37,819,366	$37,725,356	$16,642,911

Common shares issued and outstanding	71,060,446	70,973,477	70,928,304	70,907,119	33,444,236

Net Interest Income and Margin

	Three Months Ended
	March 31, 2021			December 31, 2020			March 31, 2020
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold, reverse repo, and time deposits	$4,757,717	$989	0.08%	$4,509,137	$1,098	0.10%	$538,310	$1,452	1.08%
Investment securities	4,683,152	17,520	1.52%	4,070,218	15,641	1.53%	2,022,726	13,314	2.65%
Loans held for sale	298,970	1,991	2.70%	382,115	2,328	2.42%	41,812	331	3.18%
Total loans, excluding PPP	22,612,722	232,770	4.17%	22,701,841	245,273	4.30%	11,439,676	132,703	4.67%
Total PPP loans	1,879,367	25,206	5.44%	2,189,696	22,031	4.00%	—	—	0.00%
Total loans	24,492,089	257,976	4.27%	24,891,536	267,304	4.27%	11,439,676	132,703	4.67%
Total interest-earning assets	34,231,928	278,476	3.30%	33,853,006	286,371	3.37%	14,042,524	147,800	4.23%
Noninterest-earning assets	4,013,482			4,174,105			2,010,409
Total Assets	$38,245,410			$38,027,111			$16,052,933

Interest-Bearing Liabilities:
Transaction and money market accounts	$14,678,248	$5,387	0.15%	14,038,057	$6,675	0.19%	5,976,771	$7,682	0.52%
Savings deposits	2,780,361	434	0.06%	2,667,211	505	0.08%	1,323,770	650	0.20%
Certificates and other time deposits	3,672,818	5,436	0.60%	3,805,708	6,047	0.63%	1,642,749	6,105	1.49%
Federal funds purchased and repurchase agreements	852,277	351	0.17%	754,457	435	0.23%	328,372	615	0.75%
Other borrowings	390,043	4,870	5.06%	876,781	7,161	3.25%	887,431	4,735	2.15%
Total interest-bearing liabilities	22,373,747	16,478	0.30%	22,142,214	20,823	0.37%	10,159,093	19,787	0.78%
Noninterest-bearing liabilities ("Non-IBL")	11,184,514			11,277,541			3,557,492
Shareholders' equity	4,687,149			4,607,356			2,336,348
Total Non-IBL and shareholders' equity	15,871,663			15,884,897			5,893,840
Total Liabilities and Shareholders' Equity	$38,245,410			$38,027,111			$16,052,933
Net Interest Income and Margin (Non-Tax Equivalent)		$261,998	3.10%		$265,548	3.12%		$128,013	3.67%
Net Interest Margin (Tax Equivalent)			3.12%			3.14%			3.68%
Total Deposit Cost (without Debt and Other Borrowings)			0.15%			0.17%			0.46%
Overall Cost of Funds (including Demand Deposits)			0.21%			0.26%			0.59%

Total Accretion on Acquired Loans (1)		$10,416			$12,686			$10,931
TEFRA (included in NIM, Tax Equivalent)		$1,286			$1,663			$530

The remaining loan discount on acquired loans to be accreted into loan interest income totals $87.3 million and the remaining net deferred fees on PPP loans totals $33.3 million as of March 31, 2021.

Noninterest Income and Expense

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(Dollars in thousands)	2021	2020	2020	2020	2020
Noninterest Income:
Fees on deposit accounts	$25,282	$25,153	$24,346	$16,679	$18,141
Mortgage banking income	26,880	25,162	48,022	18,371	14,647
Trust and investment services income	8,578	7,506	7,404	7,138	7,389
Securities gains, net	—	35	15	—	—
Correspondent banking and capital market income	28,748	27,751	26,432	10,067	493
Bank owned life insurance income	3,300	3,341	4,127	1,381	2,530
Other	3,498	8,923	4,444	711	932
Total Noninterest Income	$96,286	$97,871	$114,790	$54,347	$44,132

Noninterest Expense:
Salaries and employee benefits	$140,361	$138,982	$134,919	$81,720	$60,978
Swap termination expense	—	38,787	—	—	—
Occupancy expense	23,331	23,496	23,845	15,959	12,287
Information services expense	18,789	19,527	18,855	12,155	9,306
FHLB prepayment penalty	—	56	—	199	—
OREO expense and loan related	1,002	728	1,146	1,107	587
Business development and staff related	3,371	3,835	2,599	1,447	2,244
Amortization of intangibles	9,164	9,760	9,560	4,665	3,007
Professional fees	3,274	4,306	4,385	2,848	2,494
Supplies and printing expense	2,670	2,809	2,755	1,610	1,505
FDIC assessment and other regulatory charges	3,771	3,403	2,849	2,403	2,058
Advertising and marketing	1,740	1,544	1,203	531	814
Other operating expenses	11,229	11,329	13,109	10,189	7,838
Branch consolidation and merger expense	10,009	19,836	21,662	40,279	4,129
Total Noninterest Expense	$228,711	$278,398	$236,887	$175,112	$107,247

Loans and Deposits

The following table presents a summary of the loan portfolio by type (dollars in thousands):

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
LOAN PORTFOLIO	2021	2020	2020	2020	2020
Construction and land development	$1,888,901	$1,899,066	$1,840,111	$1,999,062	$1,105,308
Investor commercial real estate	6,489,580	6,518,771	6,565,869	6,671,554	2,699,067
Commercial owner occupied real estate	4,826,651	4,842,092	4,846,020	4,762,520	2,177,738
Commercial and industrial, excluding PPP	3,141,643	3,113,685	3,067,399	3,005,030	1,418,421
Consumer real estate	5,313,597	5,444,731	5,658,984	5,799,653	3,423,887
Consumer/other	885,320	912,327	907,711	924,995	682,469
Subtotal	22,545,692	22,730,672	22,886,094	23,162,814	11,506,890
PPP loans	1,945,773	1,933,462	2,351,721	2,336,333	—
Total Loans	$24,491,465	$24,664,134	$25,237,815	$25,499,147	$11,506,890

The following table presents a summary of the deposit types (dollars in thousands):

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
DEPOSITS	2021	2020	2020	2020	2020
Noninterest-bearing checking	$10,801,812	$9,711,338	$9,681,095	$9,915,700	$3,367,422
Interest-bearing checking	7,369,066	6,955,575	6,414,905	6,192,915	2,963,679
Savings	2,906,673	2,694,010	2,618,877	2,503,514	1,337,730
Money market	7,884,132	7,584,353	7,404,299	7,196,456	3,029,769
Time deposits	3,479,727	3,748,605	3,850,778	4,148,700	1,645,947
Total Deposits	$32,441,410	$30,693,881	$29,969,954	$29,957,285	$12,344,547

Core Deposits (excludes Time Deposits)	$28,961,683	$26,945,276	$26,119,176	$25,808,585	$10,698,600

Asset Quality

	Ending Balance
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(Dollars in thousands)	2021	2020	2020	2020	2020
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonperforming loans	$21,034	$29,171	$22,463	$22,883	$23,912
Non-acquired OREO and other nonperforming assets	654	688	825	1,689	941
Total non-acquired nonperforming assets	21,688	29,859	23,288	24,572	24,853
Acquired
Acquired nonperforming loans	80,024	77,668	89,974	100,399	32,791
Acquired OREO and other nonperforming assets	11,292	11,568	12,904	16,987	6,802
Total acquired nonperforming assets	91,316	89,236	102,878	117,386	39,593
Total nonperforming assets	$113,004	$119,095	$126,166	$141,958	$64,446

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2021	2020	2020	2020	2020
ASSET QUALITY RATIOS:
Allowance for credit losses as a percentage of loans	1.66%	1.85%	1.74%	1.70%	1.26%
Allowance for credit losses as a percentage of loans, excluding PPP loans	1.80%	2.01%	1.92%	1.88%	N/A
Allowance for credit losses as a percentage of nonperforming loans *	402.20%	428.04%	391.47%	352.53%	255.34%
Net (recoveries) charge-offs as a percentage of average loans (annualized)	(0.00)%	0.01%	0.01%	0.00%	0.05%
Total nonperforming assets as a percentage of total assets *	0.28%	0.32%	0.33%	0.38%	0.39%
Nonperforming loans as a percentage of period end loans *	0.41%	0.43%	0.45%	0.48%	0.49%

* With the merger with CSFL on June 7, 2020, the amount of acquired nonaccrual loans increased by approximately $69.9 million during the second quarter of 2020.

Current Expected Credit Losses (“CECL”)

Effective January 1, 2020, the Company adopted ASU 2016-13 (“CECL”), which affects the allowance for credit losses and the liability for unfunded commitments (“UFC”). Below is a table showing the roll forward of the ACL and UFC for the first quarter of 2021:

	Allowance for Credit Losses ("ACL & UFC")
	NonPCD ACL	PCD ACL	Total	UFC
Ending Balance 12/31/2020	$315,470	$141,839	$457,309	$43,380
Charge offs	(1,947)	—	(1,947)	—
Acquired charge offs	(570)	(857)	(1,427)	—
Recoveries	1,024	—	1,024	—
Acquired recoveries	956	1,415	2,371	—
Provision for credit losses	(30,676)	(20,194)	(50,870)	(7,551)
Ending balance 3/31/2021	$284,257	$122,203	$406,460	$35,829

Period end loans (includes PPP Loans)	$21,810,999	$2,680,466	$24,491,465	N/A
Reserve to Loans (includes PPP Loans)	1.30%	4.56%	1.66%	N/A
Period end loans (excludes PPP Loans)	$19,865,226	$2,680,466	$22,545,692	N/A
Reserve to Loans (excludes PPP Loans)	1.43%	4.56%	1.80%	N/A
Unfunded commitments (off balance sheet) *				$4,859,717
Reserve to unfunded commitments (off balance sheet)				0.74%

* Unfunded commitments excludes unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will announce its first quarter 2021 earnings results in a news release after the market closes on April 28, 2021.  At 10:00 a.m. Eastern Time on April 29, 2021, the Company will host a conference call to discuss its first quarter results.  Callers wishing to participate may call toll-free by dialing 877-506-9272.  The number for international participants is (412) 380-2004.  The conference ID number is 10153950.  Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of April 29, 2021 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida. SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia. The Bank also serves clients coast to coast through its correspondent banking division. Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.   Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

(Dollars in thousands)
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Mar. 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020
Net income (loss) (GAAP)	$146,949	$86,236	$95,221	$(84,935)
PCL legacy SSB	(58,420)	18,185	29,797	31,259
PCL legacy CSB NonPCD and UFC - Day 1	—	—	—	119,079
PCL legacy CSB for June, 2020	—	—	—	1,136
Tax provision (benefit)	41,043	(19,401)	23,233	(24,747)
Merger-related costs	10,009	19,836	21,662	40,279
Securities gain	—	(35)	(15)	—
FHLB advance prepayment cost	—	56	—	199
Swap termination cost	—	38,787	—	—
CSB pre-merger PPNR	—	—	—	74,791
Pre-provision net revenue (PPNR) Non-GAAP	$139,581	$143,664	$169,898	$157,061

SSB average asset balance (GAAP)	$38,245,410	$38,027,111	$37,865,217	$22,898,925
CSB average asset balance pre-merger				14,604,081
Total average balance June 30, 2020 (Non-GAAP)				$37,503,006

PPNR ROAA	1.48%	1.50%	1.79%	1.68%

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31	Sept. 30,	June 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2021	2020	2020	2020	2020
Adjusted Net Income (non-GAAP) (2)
Net income (loss) (GAAP)	$146,949	$86,236	$95,221	$(84,935)	$24,110
Securities gains, net of tax	—	(29)	(12)	—	—
PCL - NonPCD loans & unfunded commitments	—	—	—	92,212	—
Swap termination expense, net of tax	—	31,784	—	—	—
Provision (Benefit) for income taxes - carryback tax loss	—	(31,468)	—	—	—
FHLB prepayment penalty, net of tax	—	46	—	154	—
Merger and branch consolidation/acq. expense, net of tax	7,824	16,255	17,413	31,191	3,510
Adjusted net income (non-GAAP)	$154,773	$102,824	$112,622	$38,622	$27,620

Adjusted Net Income per Common Share - Basic (2)
Earnings (loss) per common share - Basic (GAAP)	$2.07	$1.22	$1.34	$(1.96)	$0.72
Effect to adjust for securities gains	—	(0.00)	(0.00)	—	—
Effect to adjust for PCL - NonPCD loans & unfunded commitments	—	—	—	2.13	—
Effect to adjust for swap termination expense, net of tax	—	0.45	—	—	—
Effect to adjust for benefit for income taxes - carryback tax loss	—	(0.44)	—	—	—
Effect to adjust for FHLB prepayment penalty, net of tax	—	0.00	—	0.00	—
Effect to adjust for merger & branch consol./acq expenses, net of tax	0.11	0.23	0.25	0.72	0.10
Adjusted net income per common share - Basic (non-GAAP)	$2.18	$1.45	$1.59	$0.89	$0.82

Adjusted Net Income per Common Share - Diluted (2)
Earnings (loss) per common share - Diluted (GAAP)	$2.06	$1.21	$1.34	$(1.96)	$0.71
Effect to adjust for securities gains	—	(0.00)	(0.00)	—	—
Effect to adjust for PCL - NonPCD loans & unfunded commitments	—	—	—	2.11	—
Effect to adjust for swap termination expense, net of tax	—	0.45	—	—	—
Effect to adjust for benefit for income taxes - carryback tax loss	—	(0.44)	—	—	—
Effect to adjust for FHLB prepayment penalty, net of tax	—	0.00	—	0.00	—
Effect to adjust for merger & branch consol./acq expenses, net of tax	0.11	0.23	0.24	0.72	0.11
Effect of adjusted weighted ave shares due to adjusted net income	—	—	—	0.02	—
Adjusted net income per common share - Diluted (non-GAAP)	$2.17	$1.44	$1.58	$0.89	$0.82

Adjusted Return of Average Assets (2)
Return on average assets (GAAP)	1.56%	0.90%	1.00%	(1.49)%	0.60%
Effect to adjust for securities gains	—%	(0.00)%	—%	—%	—%
Effect to adjust for PCL - NonPCD loans & unfunded commitments	—%	—%	—%	1.62%	—%
Effect to adjust for swap termination expense	—%	0.33%	—%	—%	—%
Effect to adjust for benefit for income taxes - carryback tax loss	—%	(0.33)%	—%	—%	—%
Effect to adjust for FHLB prepayment penalty, net of tax	—%	0.00%	—%	—%	—%
Effect to adjust for merger & branch consol./acq expenses, net of tax	0.08%	0.18%	0.18%	0.55%	0.09%
Adjusted return on average assets (non-GAAP)	1.64%	1.08%	1.18%	0.68%	0.69%

Adjusted Return of Average Equity (2)
Return on average equity (GAAP)	12.71%	7.45%	8.31%	(11.78)%	4.15%
Effect to adjust for securities gains	—%	0.00%	—%	—%	—%
Effect to adjust for PCL - NonPCD loans & unfunded commitments	—%	—%	—%	12.79%	—%
Effect to adjust for swap termination expense	—%	2.74%	—%	—%	—%
Effect to adjust for benefit for income taxes - carryback tax loss	—%	(2.72)%	—%	—%	—%
Effect to adjust for FHLB prepayment penalty, net of tax	—%	(0.00)%	—%	0.02%	—%
Effect to adjust for merger & branch consol./acq expenses, net of tax	0.68%	1.41%	1.52%	4.33%	0.60%
Adjusted return on average equity (non-GAAP)	13.39%	8.88%	9.83%	5.36%	4.75%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	12.71%	7.45%	8.31%	(11.78)%	4.15%
Effect to adjust for securities gains	—%	—%	—%	—%	—%
Effect to adjust for PCL - NonPCD loans & unfunded commitments	—%	—%	—%	12.79%	—%
Effect to adjust for swap termination expense	—%	2.74%	—%	—%	—%
Effect to adjust for benefit for income taxes - carryback tax loss	—%	(2.72)%	—%	—%	—%
Effect to adjust for FHLB prepayment penalty, net of tax	—%	—%	—%	0.02%	—%
Effect to adjust for merger & branch consol./acq expenses, net of tax	0.68%	1.40%	1.52%	4.32%	0.60%
Effect to adjust for intangible assets	8.85%	6.48%	7.31%	4.88%	4.70%
Adjusted return on average common tangible equity (non-GAAP)	22.24%	15.35%	17.14%	10.23%	9.45%

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31	Sept. 30,	June 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2021	2020	2020	2020	2020
Adjusted Efficiency Ratio (4)
Efficiency ratio	61.06%	73.59%	58.91%	78.37%	60.37%
Effect to adjust for merger and branch consolidation related expenses	(2.79)%	(16.07)%	(5.61)%	(18.61)%	(2.39)%
Adjusted efficiency ratio	58.26%	57.52%	53.30%	59.76%	57.98%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$66.42	$65.49	$64.34	$63.35	$69.40
Effect to adjust for intangible assets	(24.40)	(24.33)	(24.51)	(25.02)	(31.39)
Tangible book value per common share (non-GAAP)	$42.02	$41.16	$39.83	$38.33	$38.01

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	11.88%	12.30%	12.07%	11.91%	13.95%
Effect to adjust for intangible assets	(4.02)%	(4.20)%	(4.24)%	(4.35)%	(5.80)%
Tangible equity-to-tangible assets (non-GAAP)	7.86%	8.10%	7.83%	7.56%	8.15%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications had no impact on net income or equity as previously reported.

Footnotes to tables:

(1)

Includes loan accretion (interest) income related to the discount on acquired loans of $10.4 million, $12.7 million, $22.4 million, $10.1 million and $10.9 million, respectively, during the five quarters above.

(2)

Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, FHLB Advances prepayment penalty, initial provision for credit losses on non-PCD loans and unfunded commitments, income tax benefit related to the carryback of tax losses under the CARES Act, swap termination expense, and merger and branch consolidation related expense. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.  Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis:  (a) pre-tax merger and branch consolidation related expense of $10.0 million, $19.8 million, $21.7 million, $40.3 million and $4.1 million, for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively; (b) net securities gains of $35,000 and $15,000 for the quarters ended December 31, 2020 and September 30, 2020, respectively; (c) FHLB prepayment penalty of $56,000 and $199,000 for the quarters ended December 31, 2020 and June 30, 2020, respectively; (d) swap termination expense of $38.8 million for the quarter ended December 31, 2020; (e) tax carryback losses under the CARES Act of $31.5 million for the quarter ended December 31, 2020; and (f) initial provision for credit losses on non-PCD loans and unfunded commitments of $119.1 million for the quarter ended June 30, 2020.

(3)

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets.  The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.  Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company.   Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.  The sections titled "Reconciliation of Non-GAAP to GAAP" provide tables that reconcile non-GAAP measures to GAAP.

(4)

Adjusted efficiency ratio is calculated by taking the noninterest expense excluding swap termination expense, branch consolidation cost and merger cost, tax carryback losses under the CARES Act, amortization of intangible assets, and the FHLB prepayment penalty divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expense of intangible assets were $9.2 million, $9.8 million, $9.6 million, $4.7 million and $3.0 million, for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	March 31, 2021 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the low interest rate environment and historically low yield curve primarily due to government programs in place under the CARES Act and otherwise in response to the Covid19 pandemic, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger, (4) risks relating to the continued impact of the Covid19 pandemic on the company, including possible impact to the company and its employees from contacting Covid19, and to efficiencies and the control environment due to the continued work from home environment and to our results of operations due to government stimulus and other interventions to blunt the impact of the pandemic; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations, (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin, (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance matters; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the CSFL integration, and potential difficulties in maintaining relationships with key personnel; (25 the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (26) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (27) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; (29) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the ongoing COVID-19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.